--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               GRAHAM CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 26, 2001

                         ------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Graham Corporation ("Graham") will be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 26, 2001 at 11:00 a.m. for the following purposes:

     1. To elect two directors to hold office until the Annual Meeting of Stockholders in 2004;

     2. To vote upon a proposal to approve the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value;

     3. To ratify the appointment of Deloitte & Touche LLP as Graham's independent accountant for the fiscal year ending March 31, 2002; and

     4. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on June 15, 2001 are entitled to notice of and to vote at the Annual Meeting. Stockholders who do not expect to be present at the meeting should fill in, sign and date the enclosed Proxy Card and mail it promptly in the enclosed return envelope. No postage is required for mailing in the United States.

                                        By Order of the Board of Directors

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer

June 29, 2001

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                                PROXY STATEMENT

                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 26, 2001

                         ------------------------------

                              GENERAL INFORMATION

GENERAL

     This Proxy Statement and accompanying Proxy Card are furnished in connection with the solicitation by the Board of Directors of Graham Corporation ("Graham" or the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 26, 2001 at 11:00 a.m., and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Stockholders. The approximate date of the initial mailing of this Proxy Statement is June 29, 2001.

RECORD DATE AND SHARES OUTSTANDING

     On the record date for the meeting, June 15, 2001, there were 1,635,142 shares of Graham's common stock outstanding. Stockholders of record on June 15, 2001 will be entitled to one vote for each share held on the record date.

PROXY CARDS AND VOTING

     If Graham receives the enclosed Proxy Card, properly executed, in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed Proxy Cards with no instructions marked thereon will be voted FOR each of the nominees for election as directors, FOR approval of the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value and FOR the ratification of appointment of auditors set forth in the preceding Notice of Annual Meeting.

     Under the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of the votes cast at the Annual Meeting. The vote required for approval of any other matter before the Annual Meeting is a majority of shares present in person or by proxy, and entitled to vote on the matter. Under Delaware law, the total votes received, including abstentions and votes by brokers holding shares in "street name" or other fiduciary capacity on "routine" matters, are counted in determining the presence of a quorum at the Annual Meeting. With respect to the election of directors, votes may be cast for or withheld from voting with respect to any or all nominees. Votes that are withheld will have no effect on the election of directors. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of the matter with respect to which the abstention is noted. Therefore, under the Company's Certificate of Incorporation and Bylaws and under Delaware law, assuming the presence of a quorum at the Annual Meeting, non-votes by brokers will have no effect on any proposal to be acted upon at the Annual Meeting. However, abstentions would have the effect of "no" votes with respect to ratifying the appointment of auditors and approving the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value.

REVOCABILITY OF PROXIES

     The presence of a stockholder at this Annual Meeting will not automatically revoke the stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of Graham a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of Graham a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the Secretary of the Annual Meeting, and voting in person.

SOLICITATION OF PROXIES

     In addition to solicitation by mail, directors, officers and employees of Graham and its subsidiaries may solicit proxies personally or by telephone or telegram without additional remuneration therefor. Graham will also provide persons holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The cost of soliciting proxies for the Annual Meeting will be borne by Graham.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as to the beneficial ownership of Graham's common stock of each person or group who, as of June 15, 2001, to the knowledge of Graham based on reports filed with the Securities and Exchange Commission, beneficially owned more than 5% of Graham's outstanding common stock.

-----------------------------------------------------------------------------------------
                                                                 AMOUNT       PERCENT OF
                    NAME AND ADDRESS OF                       BENEFICIALLY    OUTSTANDING
                      BENEFICIAL OWNER                           OWNED          SHARES
-----------------------------------------------------------------------------------------
Helen H. Berkeley(1)                                             114,874(2)       6.3%
Dimensional Fund Advisors, Inc.(3)                               110,650          6.8%
Employee Stock Ownership Plan of Graham Corporation(1,4)         117,391          7.2%

---------------

(1) Address: c/o Graham Corporation, 20 Florence Avenue, Batavia, New York
    14020.

(2) Includes 5,850 shares which Mrs. Berkeley may acquire within 60 days upon exercise of stock options.

(3) Address: 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 110,650 shares of Graham Corporation stock as of December 31, 2000, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) The Employee Benefits Committee consisting of members of the Board of Directors administers the ESOP. An unrelated corporate trustee for the ESOP ("ESOP Trustee") has been appointed by the Board of Directors. The Employee Benefits Committee instructs the ESOP Trustee regarding investment of funds contributed to the ESOP. Each member of the Employee Benefits Committee disclaims beneficial ownership of the shares of Common Stock held in the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock, provided such instructions do not conflict with the ESOP Trustee's fiduciary obligations under ERISA. At June 15, 2001, all 117,391 shares were allocated to participants and no shares were unallocated.

                                  PROPOSAL ONE
                           ELECTION OF TWO DIRECTORS

     At the Annual Meeting two directors will be elected to hold office until the 2004 Annual Meeting, each to hold office after his term until the election and qualification of his successor. Unless otherwise instructed as provided on the accompanying Proxy Card, the persons named therein will vote the shares represented by the proxies received by them for the nominees shown below, reserving, however, discretion to vote for the election of any substitute nominated by the Nominating Committee of the Board of Directors in the event the nominees are unable or unwilling to serve.

     The following table sets forth information with respect to the nominees and those directors whose terms will continue after the Annual Meeting.

NOMINEES:

--------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                      SHARES
                                                                       YEARS          OWNED
                                                          CURRENT     SERVED      BENEFICIALLY,    PERCENT OF
                                      PRINCIPAL            TERM        AS A           AS OF        OUTSTANDING
         NAME            AGE        OCCUPATION(1)         EXPIRES   DIRECTOR(2)   JUNE 15, 2001      SHARES
--------------------------------------------------------------------------------------------------------------
Jerald D. Bidlack(6)     65    President, Griffin          2001          16        36,250(7)           2.0%
                               Automation, Inc.
Philip S. Hill           79    Partner, Hill, Ullman &     2001          33        18,800(7)           1.0%
                               Erwin, Attorneys

DIRECTORS WITH TERMS CONTINUING
AFTER THE 2001 ANNUAL MEETING:

--------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                      SHARES
                                      PRINCIPAL                        YEARS          OWNED
                                      OCCUPATION          CURRENT     SERVED      BENEFICIALLY,    PERCENT OF
                                       FOR LAST            TERM        AS A           AS OF        OUTSTANDING
         NAME            AGE        FIVE YEARS(1)         EXPIRES   DIRECTOR(2)   JUNE 15, 2001      SHARES
--------------------------------------------------------------------------------------------------------------
H. Russel Lemcke         61    President, H. Russel        2002           5        29,550(5)           1.6%
                               Lemcke Group, Inc.
Cornelius S. Van Rees    72    Retired partner in          2002          32        18,050(7)           1.0%
                               Thacher Proffitt & Wood,
                               Attorneys
Alvaro Cadena            57    President and Chief         2003           8        65,132(3)           3.6%
                               Executive Officer of
                               Graham; previously Chief
                               Operating Officer
Helen H. Berkeley(4)     70    Private Investor            2003           3          114,874           6.3%

---------------

(1) In addition, Mr. Bidlack serves on the board of Bush Industries, Inc. and is a trustee of Keuka College.

(2) Includes the number of years served as director of Graham Manufacturing Co., Inc., the predecessor of Graham.

(3) Includes 26,515 shares that may be acquired within 60 days by exercising stock options and 1,675 shares held by the ESOP Trustee and allocated to Mr. Cadena's account as to which Mr. Cadena has sole voting power but no dispositive power except in limited circumstances.

(4) Refer to Footnote 2 on page 2.

(5) Includes 11,550 shares which may be acquired within 60 days upon exercise of stock options.

(6) Chairman of the Board of Graham.

(7) Includes 9,000 shares which may be acquired within 60 days upon exercise of stock options.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     During the fiscal year ended March 31, 2001, the Board of Directors of Graham held a total of five meetings, one of which was by telephone conference. Graham's Board of Directors has five committees, as follows:

1. EXECUTIVE COMMITTEE

     Between meetings of the Board of Directors, the Executive Committee has all of the powers of the Board to manage and direct all the business and affairs of Graham, so far as such may be legally delegated and except as may be limited from time to time by resolution of the Board. The members of the Executive Committee are Directors Bidlack (Chairman), Cadena, Hill and Van Rees. The Executive Committee of Graham held three meetings during the most recent fiscal year.

2. AUDIT COMMITTEE

     It is the duty of the Audit Committee to recommend the auditors for Graham's annual audit to the full Board of Directors, to meet and discuss directly with Graham's auditors their audit work and related matters and to carry out such investigations and make such reports to the Board of Directors with respect both to the external and internal auditing procedures and affairs of Graham as the Audit Committee deems necessary or advisable. A copy of the Audit Committee's charter is attached as Appendix B to this Proxy Statement. The members of the Audit Committee are Directors Hill (Chairman), Berkeley, Bidlack, Lemcke and Van Rees, each of whom is "independent" in accordance with the standards imposed by the American Stock Exchange. The Audit Committee of Graham held one meeting during the most recent fiscal year.

   Report of the Audit Committee

     In connection with the March 31, 2001 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61 and (3) received and discussed with the auditors the matters required by Independence Standards Board Standard No. 1. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

     This report is furnished by the members of Graham's Audit Committee:

                     Philip S. Hill, Chairman
                     Helen H. Berkeley
                     Jerald D. Bidlack
                     H. Russel Lemcke
                     Cornelius S. Van Rees

3. COMPENSATION COMMITTEE

     The Compensation Committee has authority to (a) review and determine annually salaries, bonuses and other forms of compensation paid to the Company's executive officers and management; (b) select recipients of awards of incentive stock options and non-qualified stock options, establish the number of shares and other terms applicable to such awards, and construe the provisions of and generally administer the 1995 Incentive Plan to Increase Shareholder Value and (subject to approval of such plan by Graham's stockholders at the 2001 Annual Meeting) the 2000 Incentive Plan to Increase Shareholder Value. The members of the Compensation Committee are Directors Lemcke (Chairman), Berkeley, Bidlack, Hill and Van Rees. The Compensation Committee of Graham held three meetings during the most recent fiscal year.

4. EMPLOYEE BENEFITS COMMITTEE

     The Employee Benefits Committee reviews the performance of the Plan Administrator of Graham's Retirement Income Plan, Incentive Savings Plan, Group Hospitalization Plan, Medical Plan, Major Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan maintained by Graham for which a named fiduciary is designated. The Committee reviews and reports to the Board on the performance of the Incentive Savings Plan trustee and the Retirement Income Plan trustee in investing, managing and controlling plan assets. It has authority to establish a funding policy and method consistent with the objectives of the Retirement Income Plan, to recommend changes in the plans, changes in any plan trustee or administrator, and subject to the further action of the Board, to amend any of the plans, other than the Retirement Income Plan, the Incentive Savings Plan and the Employee Stock Ownership Plan.

     The members of the Employee Benefits Committee are Directors Van Rees (Chairman), Bidlack and Hill. The Employee Benefits Committee of Graham held one meeting in the most recent fiscal year.

5. NOMINATING COMMITTEE

     The Nominating Committee has authority to review the qualifications of, interview and nominate candidates for election to the Board of Directors. Stockholders of record entitled to vote in the election of directors at any annual meeting may recommend individuals for consideration by the Nominating Committee as potential nominees by making any such recommendation in writing to the Secretary of the Company, at the Company's address, no later than sixty days in advance of the annual meeting if the meeting is to be held within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety
(90) days in advance of the annual meeting if it is to be held on or after the anniversary of the previous year's annual meeting. For an annual meeting of stockholders held at a time other than within this time period, or for a special meeting of stockholders for the election of directors, notice must be submitted no later than the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. Notice must set forth any nominee's name, age, business and residence addresses, principal occupation or employment, the nominee's written consent to serve as a director and information that would be required to be included in a proxy statement filed pursuant to applicable rules of the U.S. Securities and Exchange Commission. The stockholder giving the notice must state in it his or her own name and address, the class and number of shares owned of record and the dates of acquiring such shares. The stockholder also must describe all arrangements or understandings between the stockholder and nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and identify any person employed, retained, or to be compensated by the stockholder submitting the nomination or by the person nominated, or any person acting on his or her behalf to make solicitations or recommendations to stockholders for the purpose of assisting in the election of such director, and briefly describe the terms of such employment, retainer or arrangement for compensation.

     The Nominating Committee held two meetings in the most recent fiscal year. The members of the Nominating Committee are Directors Van Rees (Chairman), Bidlack, Cadena and Hill.

MEETING ATTENDANCE

     A total of fourteen meetings of the Board of Directors of Graham and of the Committees of the Board were held on six dates during the most recent fiscal year and all directors attended all meetings of the Board and of Committees of which they were members.

DIRECTORS' FEES

     No director who is an employee of Graham or a Graham subsidiary receives any remuneration for services as a director.

     Non-employee directors receive an annual fee of $10,000 for service on the Board. They also receive a fee of $1,000 for each meeting attended of the Board or of any Committee of the Board except that, if the meeting is held by telephone conference call or by unanimous written consent, a $500 fee is paid, and if the Board and/or one or more Committees meet on the same day, a full meeting fee is paid for one meeting and one-half the fee is paid for each other meeting. Each non-employee director who serves on the Executive Committee also receives an annual fee of $10,000 for such service. The Chairman of the Board receives an additional $10,000 annual fee and committee chairmen receive an additional $2,000 per annum for each committee chairmanship they hold.

     Non-employee directors participate in the Graham Corporation Outside Directors' Long Term Incentive Plan ("LTIP"). Under the LTIP, for the first five fiscal years in which Graham Corporation produces consolidated net income of at least $500,000, starting with 1996 for Directors in office at that time and starting with election to the Board for new directors, each non-employee director will be credited with Share Equivalent Units (SEUs). Each SEU is valued at the market value of 1 share of Graham Common Stock on the last day of trading of the first quarter following a fiscal year for which SEUs are to be credited. The number of SEUs to be credited is determined by dividing the value of 1 SEU into an amount equal to the basic annual Director's fee. Upon termination of a Director's service on the Board, but not before, SEUs will be redeemable, at the option of the Company, for either:

(a) a commensurate number of shares of Graham common stock; or (b) subject to the consent of the Company, the cash value of a commensurate number of shares of Graham common stock as of the termination of service date.

     Pursuant to the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value ("Incentive Plan"), each non-employee director of Graham was to be granted, annually for four years, an option to purchase 2,250 shares of Graham's common stock at its closing price on the American Stock Exchange on the date of each grant, subject to availability in the Incentive Plan of unissued options reserved for directors. However, no shares reserved for non-employee directors remain in the Plan and no grants from it were made to any non-employee directors in the most recent fiscal year.

                               EXECUTIVE OFFICERS

     The following table sets forth information regarding Named Executive Officers of Graham identified on the Summary Compensation Table on page 8 herein as of June 15, 2001 and their beneficial ownership of Graham Common Stock.

-----------------------------------------------------------------------------------------------------------
                                                                                    SHARES
                                                                                    OWNED
                                                                                 BENEFICIALLY
                                                                                    AS OF       PERCENT OF
                                                                      YEARS OF     JUNE 15,     OUTSTANDING
             NAME               AGE       PRINCIPAL OCCUPATION        SERVICE        2001         SHARES
-----------------------------------------------------------------------------------------------------------
Alvaro Cadena                   57    President & Chief Executive        32         65,132(1)      3.6%
                                      Officer
Joseph P. Gorman                58    Vice President--Sales              32         30,990(2)      1.7%
J. Ronald Hansen                53    Vice President--Finance &           8         34,571(3)      1.9%
                                      Administration and Chief
                                      Financial Officer
James R. Lines                  40    Vice President--Marketing          17         14,903(4)         *
Stephen P. Northrup             49    Vice President--Engineering        27         30,980(5)      1.7%
William A. Smith, Jr.           46    Vice President and General          8         33,978(6)      1.9%
                                      Counsel
All directors and executive                                                        428,078(7)     23.4%
  officers as a group (12
  persons)

---------------

* Less than 1% of the outstanding shares of common stock.

(1) Refer to Footnote 3 on page 3.

(2) Includes 13,707 shares that may be acquired within 60 days by exercising stock options and 1,283 shares held by the ESOP Trustee and allocated to Mr. Gorman's account as to which Mr. Gorman has sole voting power but no investment power except in limited circumstances.

(3) Includes 13,707 shares that may be acquired within 60 days by exercising stock options and 949 shares held by the ESOP Trustee and allocated to Mr. Hansen's account as to which Mr. Hansen has sole voting power but no investment power except in limited circumstances.

(4) Includes 13,707 shares that may be acquired within 60 days by exercising stock options and 1,102 shares held by the ESOP Trustee and allocated to Mr. Lines's account as to which Mr. Lines has sole voting power but no investment power except in limited circumstances.

(5) Includes 13,707 shares that may be acquired within 60 days by exercising stock options and 1,345 shares held by the ESOP Trustee and allocated to Mr. Northrup's account as to which Mr. Northrup has sole voting power but no investment power except in limited circumstances.

(6) Includes 15,707 shares that may be acquired within 60 days by exercising stock options and 1,021 shares held by the ESOP Trustee and allocated to Mr. Smith's account as to which Mr. Smith has sole voting power but no investment power except in limited circumstances.

(7) Includes 140,250 shares which members of the group may acquire within 60 days upon exercise of stock options and 7,375 shares allocated to executive officers under the Company's Employee Stock Ownership Plan ("ESOP"), as to which such officers may exercise voting power, but not dispositive power, except in limited circumstances.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's directors, certain of its officers, and any persons holding more than ten percent of the Company's common stock are required to file reports of their ownership of the Company's common stock with the Securities and Exchange Commission (the "SEC"). Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year, the Company believes that Form 5 was filed late for each executive officer and each Director and that all other such reports required to be filed were filed in a timely manner.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table (the "Summary Compensation Table") sets forth the annual compensation for services to Graham in all capacities for the past three years for Graham's Chief Executive Officer and the five most highly compensated executive officers other than the CEO who were serving as executive officers at March 31, 2001 ("Named Executive Officers"). Graham did not pay to any of the Named Executive Officers in any time period included in the table compensation required to be disclosed in columns (d), (e), (f) or (h) of the Summary Compensation Table pursuant to Item 402 of SEC Regulation S-K. Consequently, those columns have been omitted.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                  ANNUAL COMPENSATION
                                                     (C)              (G)
(A)                                      (B)                      SECURITIES                  (I)
              NAME AND                 FISCAL                     UNDERLYING               ALL OTHER
         PRINCIPAL POSITION             YEAR    SALARY ($)(1)  OPTIONS/SARS (#)    COMPENSATION ($)(2,3,4,5)
------------------------------------------------------------------------------------------------------------
Alvaro Cadena(6)                       2000-01       221,478         6,000                  14,663
President & Chief                      1999-00       215,010         7,015                  24,165
Executive Officer                      1998-99       286,939         6,000                  22,678

Joseph P. Gorman                       2000-01       130,021         3,000                  10,012
Vice President--Sales                  1999-00       126,235         3,507                  16,351
                                       1998-99       155,556         3,000                  14,937

J. Ronald Hansen                       2000-01       138,486         3,000                   8,712
Vice President--Finance &              1999-00       134,451         3,507                  10,238
Administration and                     1998-99       166,690         3,000                  16,302
Chief Financial Officer

James R. Lines                         2000-01       130,021         3,000                   7,108
Vice President--                       1999-00       126,235         3,507                  10,266
Marketing                              1998-99       155,556         3,000                  13,379

Stephen P. Northrup                    2000-01       130,021         3,000                   7,244
Vice President--                       1999-00       126,235         3,507                   8,681
Engineering                            1998-99       155,747         3,000                  17,244

William A. Smith, Jr.                  2000-01       130,728         3,000                   6,487
Vice President and                     1999-00       126,922         3,507                   7,980
General Counsel                        1998-99       157,355         3,000                  14,158

---------------

(1) Includes payment of contingent salary amounts which are deferred to the following fiscal year and are payable only upon attainment of predetermined performance goals. The figures shown also include amounts (if any) deferred by the named individual pursuant to section 401(k) of the Internal Revenue Code and deferred contingent salary. Amounts deferred under section 401(k) of the Internal Revenue Code are deposited in the named individual's 401(k) account for investment and payment according to the terms of Graham's Incentive Savings Plan.

(2) Includes premiums paid on insurance policies on each of the Named Executive Officers as follows: for Mr. Cadena in FY 1998-99 $10,924, in FY 1999-00, $13,375 and in FY 2000-01 $13,701; for Mr. Gorman in each of FY 1998-99 and FY 1999-2000, $9,029 and in FY 2000-01, $9,283; for Mr. Hansen in FY
    1998-99, $7,144, in FY 1999-00, $7,718 and in FY 2000-01 $7,932; for Mr.
    Lines in FY 1998-99, $4,207, in FY 1999-00, $4,207 and in FY 2000-01,
    $4,317; for Mr. Smith in FY 1998-99, $5,000, in FY 1999-00, $5,558 and in FY
    2000-01 $5,758; for Mr. Northrup in FY 1998-99, $5,729, in FY 1999-00,
    $6,286 and in FY 2000-01 $6,515.

(3) Includes amounts paid to the 401(k) accounts of the Named Executive Officers pursuant to the Graham Corporation Incentive Savings Plan as follows: to Mr. Cadena's account for FY 1998-99, $8,050, for FY 1999-00, $1,400 and none for FY 2000-01; to Mr. Gorman's account for FY 1998-99, $4,800, for FY 1999-00,
    $1,347 and none for FY 2000-01; to Mr. Hansen's account for FY 1998-99, $8,050, for FY 1999-00, $1,400 and none for FY 2000-01; to Mr. Lines's account for FY 1998-99, $4,764, for FY 1999-00, $1,364 and none for FY 2000-01; to Mr. Smith's account for FY 1998-99, $8,050, for FY 1999-00,
    $1,322 and none for FY 2000-01; to Mr. Northrup's account for FY 1998-99, $8,050, for FY 1999-00, $1,308 and none for FY 2000-01.

(4) Includes amounts representing the value of shares allocated pursuant to Graham's ESOP to each Named Executive Officer's account maintained under the ESOP as follows: to Mr. Cadena shares worth $1,108 for FY 1998-99, $1,120 for FY 1999-00 and $962 for FY 2000-01; to Mr. Gorman shares worth $1,108 for FY 1998-99, $1,120 for FY 1999-00 and $729 for FY 2000-01; to Mr. Hansen
    shares worth $1,108 for FY 1998-99, $1,120 for FY 1999-00 and $780 for FY
    2000-01; to Mr. Lines shares worth $1,108 for FY 1998-99, $1,120 for FY 1999-00 and $729 for FY 2000-01; to Mr. Smith shares worth $1,108 for FY 1998-99, $1,100 for FY 1999-00 and $729 for FY 2000-01; to Mr. Northrup
    shares worth $1,108 for FY 1998-99, $1,087 for FY 1999-00 and $729 for FY
    2000-01.

(5) Includes for Mr. Cadena payment in lieu of vacation of $3,106 in FY 1998-99 and a long-term service award of $8,270 in FY 1999-00. Includes for Mr. Gorman a long-term service award of $4,855 in FY 1999-00. Includes for Mr. Northrup in FY 1998-99, $2,357 for a long-term service award. Includes for Mr. Lines payment for published professional articles of $3,300 in FY 1998-99, $3,575 in FY 1999-00 and $2,072 in FY 2000-01.

(6) Mr. Cadena became Chief Executive Officer on April 1, 1998. Previously he served as President and Chief Operating Officer.

STOCK OPTIONS

     The following table indicates the total number of stock options granted to each Named Executive Officer during the last fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF
                                                                                            STOCK PRICE
                                                                                         APPRECIATION FOR
                              INDIVIDUAL GRANTS                                             OPTION TERM
         (a)                 (b)              (c)             (d)           (e)          (f)          (g)
                          NUMBER OF        % OF TOTAL
                          SECURITIES      OPTIONS/SARS
                          UNDERLYING       GRANTED TO     EXERCISE OR
                         OPTIONS/SARS     EMPLOYEES IN    BASE PRICE     EXPIRATION
         NAME           GRANTED (#)(1)    FISCAL YEAR       ($/SH)          DATE        5% ($)      10% ($)
------------------------------------------------------------------------------------------------------------
Alvaro Cadena                6,000            23.1%         11.00          11/2/10      41,507      105,187
Joseph P. Gorman             3,000            11.5%         11.00          11/2/10      20,754       52,594
J. Ronald Hansen             3,000            11.5%         11.00          11/2/10      20,754       52,594
James R. Lines               3,000            11.5%         11.00          11/2/10      20,754       52,594
Stephen P. Northrup          3,000            11.5%         11.00          11/2/10      20,754       52,594
William A. Smith, Jr.        3,000            11.5%         11.00          11/2/10      20,754       52,594

---------------

(1) All are currently vested, non-qualified stock options.

     The following table indicates the total number of exercisable and unexercisable stock options held by each Named Executive Officer on March 31, 2001, the last day of the fiscal year. No executive officer exercised stock options in the last fiscal year.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

           (a)                    (b)             (c)                 (d)                     (e)
                                                              NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                   FY-END (#)            FY-END ($)(1)
                            SHARES ACQUIRED      VALUE            EXERCISABLE/            EXERCISABLE/
           NAME             ON EXERCISE (#)   REALIZED ($)       UNEXERCISABLE           UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Alvaro Cadena                     -0-             -0-              26,515/-0-             $17,118/-0-
Joseph P. Gorman                  -0-             -0-              13,707/-0-             $10,553/-0-
J. Ronald Hansen                  -0-             -0-              13,707/-0-             $ 8,558/-0-
James R. Lines                    -0-             -0-              13,707/-0-             $ 8,558/-0-
Stephen P. Northrup               -0-             -0-              13,707/-0-             $ 8,558/-0-
William A. Smith, Jr.             -0-             -0-              15,707/-0-             $ 9,624/-0-

---------------

(1) Based on the closing price of Graham common stock on March 31, 2001, which was $8.95.

PENSION PLANS

     The Retirement Income Plan of Graham Corporation is a defined benefit pension plan for the benefit of eligible domestic employees of Graham and its United States subsidiaries ("U.S. Retirement Plan"). The U.S. Retirement Plan takes income into account for future benefits on a calendar year basis. The portion of FY 2000-01 compensation that is taken into account by the U.S. Retirement Plan for the purpose of calculating future pension benefits is as follows: for Mr. Cadena, $170,000; for Mr. Gorman $130,021; for Mr. Hansen, $138,486; for Mr. Smith, $130,728; for Mr. Lines, 130,021; for Mr. Northrup, $130,021.

     The approximate years of creditable service as of June 15, 2001 of each of the individuals named in the Summary Compensation Table who is eligible to participate in the U.S. Retirement Plan are: Mr. Cadena, 32 years; Mr. Gorman 32 years; Mr. Hansen, 8 years; Mr. Smith, 8 years; Mr. Lines, 16 years; and Mr. Northrup, 27 years.

     In addition to the U.S. Retirement Plan, the Company maintains a Supplemental Executive Retirement Plan (the "Supplemental Plan") which is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of Employer-provided retirement benefits that the U.S. Retirement Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Internal Revenue Code and the limitations on benefits imposed by Sections 415(b) and (e) of the Internal Revenue Code. Officers of the Company whose non-contingent compensation exceeded $170,000 in 2000, or will exceed $170,000 in 2001, are eligible to participate in the Supplemental Plan. Currently Mr. Cadena is the only eligible participant. The Supplemental Plan takes income into account for future benefits on a calendar year basis. The amount of FY 2000-01 compensation taken into account by the Supplemental Plan for the purpose of calculating future benefits for Mr. Cadena was $51,478.

     The Pension Plan Table sets forth straight life annuity amounts without regard to offsets for Social Security benefits. Benefits listed in the Pension Plan Table are subject to a deduction of an amount equal to 50% of an eligible employee's estimated primary Social Security benefit.

                               PENSION PLAN TABLE
--------------------------------------------------------------------------------
                                YEARS OF SERVICE

REMUNERATION($)      15         20         25       30/35
-----------------------------------------------------------
100,000            25,000     33,333     41,670     50,000
125,000            31,250     41,662     52,088     62,500
150,000            37,500     49,995     62,505     75,000
160,000            40,000     53,333     66,667     80,000
175,000(1)         43,750     58,328     72,922     87,500
260,000(1)         65,000     86,667    108,334    130,000

---------------

(1) For the U.S. Retirement Plan, with respect to 2000, $170,000 was the maximum amount of compensation that could be used as the basis for determining benefits under applicable law. For the Supplemental Plan, with respect to 2000, only non-contingent compensation over $170,000 was used as the basis for determining benefits.

EMPLOYMENT CONTRACTS

     The Named Executive Officers each have employment contracts with Graham for one year terms renewable by mutual consent for additional periods. The contracts each have termination provisions which, in certain circumstances, would entitle each of them to a payment equal to twelve months' salary (non-contingent salary only) upon termination of employment.

     Graham has entered into Senior Executive Severance Agreements with certain of its officers. These agreements, as amended to date, provide that in the event a third person effects a change in control of Graham (defined generally as an acquisition of 25% or more of the outstanding voting shares, or a change in the majority of the Board of Directors as the result of any tender offer or business combination), termination of the individual's employment within two years of such a change of control entitles the executive to one dollar less than three years' compensation including bonuses, payable either in installments over a period not to exceed three years or as a lump sum.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of Graham's Compensation Committee who served during the fiscal year ended March 31, 2001 were Directors Berkeley, Bidlack, Hill, Lemcke and Van Rees. Director Cornelius S. Van Rees is Secretary of Graham but receives no compensation for his service as Secretary; Mr. Van Rees participated in the Board's deliberations regarding compensation of all compensated officers of Graham.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The duty of Graham's Compensation Committee is to establish levels of cash compensation and forms and amounts of non-cash compensation for the executive officers of Graham Corporation and subsidiaries. The guiding principles of the Committee are:

          - to provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for the management requirements of the Company;

          - to balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel;

          - to determine the extent and method of aligning the financial interest of the Company's executive personnel with the interest of the Company's stockholders in the appreciation of their investment.

     For Fiscal Year 2001 -- 2002 the Committee increased the non-contingent salaries of Graham's Chief Executive Officer and of its other executive officers by 3%, as part of a general increase for all employees at the same percentage.

     Traditionally, Graham's non-contingent salaries for the CEO and executive officers have been set below the mid-range of competitive levels. Such compensation for the CEO and executive officers remains below the median compensation levels for similarly situated executive officers of comparably-sized companies in the industry and region. Non-cash compensation, in the form of stock options, is nominal as compared to such other companies.

     Decisions regarding executive compensation made during the past fiscal year relied in part on guidance from a report prepared by an independent consulting firm reviewing and comparing compensation levels of senior management personnel in manufacturing industries in western New York. As it has in the past, the Committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies.

     In its decision to increase CEO and other executive non-contingent salary by 3%, the Committee considered the fact that no such increase had been made since 1999, as well as the need to continue incentivizing members of management during a period when increasing opportunities in the Company's principal markets appear to be forthcoming.

     In the interest of linking corporate performance to officer compensation while maintaining competitive overall nominal salary rates, a portion of the annual salary for each Named Executive Officer is contingent. The contingent portion is payable, on a deferred basis, only following the end of each fiscal year, and payment is subject to attainment of performance-based goals for the year by Graham Corporation and by each Named Executive Officer individually. Under this arrangement, a target performance-based amount for each eligible officer, representing a percentage of non-contingent salary, is recommended to the Committee annually by the CEO; a target performance-based amount for the CEO is determined by the Committee. The Company must meet a predetermined earnings threshold in order for any eligible officer to receive performance based pay. The actual amount of performance-based pay earned, if any, depends upon the degree of attainment of goals established by the Committee for each year in the following areas: corporate and subsidiary return on capital employed and an individual performance goal for each officer. These determinations were based on the Committee's review of pertinent data with reference to literature in the field and to industry practices for comparably sized companies and expectations of attainable results under existing market conditions. No contingent salary was paid for Fiscal Years 1999-00 or 2000-01 because the Company did not attain the predetermined earnings threshold in either year.

     Stock options were granted to the CEO and other executive officers in November 2000. No stock appreciation rights or other forms of equity compensation were granted. These stock option grants were made pursuant to the 1995 Stock Option and Appreciation Rights Plan of Graham Corporation for the purpose of further increasing incentives for the Company's officers to increase shareholder value.

     This report is furnished by the members of Graham's Compensation Committee:

             H. Russel Lemcke, Chairman

             Helen H. Berkeley

             Jerald D. Bidlack

             Philip S. Hill

             Cornelius S. Van Rees

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Director H. Russel Lemcke is President of the H. Russel Lemcke Group, Inc., which the Company engaged to assist it in evaluating various options in fulfillment of its strategic plan. Pursuant to this engagement, which ran from May 1999 through May 2000, the Company paid to Mr. Lemcke a retainer of $2,500 per month and reimbursed him for out of pocket expenses. In the event that the Company were to acquire another business entity as a result of such assistance, Mr. Lemcke would be paid a fee of $100,000 plus 1% of the purchase price of the acquired entity.

     At the Company's 2000 Annual Meeting, the Stockholders approved the Long-Term Stock Ownership Plan of Graham Corporation ("LTSOP"). Certain of the Named Executive Officers are participants in the LTSOP and are indebted to the Company for a balance due on the purchase of shares of Graham common stock at the closing price on the American Stock Exchange on the date of purchase. As of June 18, 2001, pursuant to the terms of a Stock Subscription Agreement between each of the participating officers and the Company and a Note executed by each such person, Mr. Cadena is indebted to the Company in the amount of $178,750 and each of Mr. Gorman, Mr. Hansen, Mr. Northrup and Mr. Smith is indebted to the Company in the amount of $114,400. The largest aggregate amount of indebtedness to the Company by each Participant since the beginning of the Company's last fiscal year is the amount stated in the preceding sentence for each. The Subscription Agreement states that eighteen (18) months after purchase of the Shares, a Participant is entitled to sell 50% of his Shares and that the Participant agrees to hold the remainder of the Shares until such time as he terminates employment with the Company. The Note provides that a Participant will repay the balance of the Note in thirty-two (32) equal consecutive quarterly installments beginning at the end of the quarter two years from the date of issuance, or June 30, 2002. The interest on the Note will be imputed at the applicable federal rate established by the Internal Revenue Service. Shares will remain in the custody of the Company until the note is paid in full, unless the Participant sells his Shares (when and to the extent permitted). The Note provides that until the Note is paid in full, any Shares sold will be sold through a broker who will forward any proceeds, less expenses, to the Company to pay off all or a portion of the Note. The Note also contains provisions which grant a security interest to the Company in the Shares and any proceeds from the sale of the Shares. If a Participant ceases to be an officer or director any time after eighteen (18) months after purchase, the Participant may sell all or a portion of his Shares. However, because the Subscription Agreement states that no Participant may sell any Shares prior to eighteen (18) months after purchase, if a Participant ceases to be an officer or director prior to eighteen (18) months after purchase, such Participant has the discretion to retain or sell all or a portion of his Shares only if the Company waives its rights under that provision in the Subscription Agreement.

                                  PROPOSAL TWO

               APPROVAL OF 2000 GRAHAM CORPORATION INCENTIVE PLAN
                         TO INCREASE SHAREHOLDER VALUE

     The Board of Directors of Graham has adopted the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value ("Incentive Plan") subject to approval by the stockholders of Graham. The Incentive Plan will not take effect, and no options granted under the Incentive Plan will be effective, unless such approval is obtained. The principal provisions of the Incentive Plan are summarized below. The full text of the Incentive Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

     The affirmative vote of a majority of the votes eligible to be cast by the holders of shares of Graham common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Incentive Plan.

PURPOSE OF THE PLAN

     The purpose of the Incentive Plan is to increase shareholder value by promoting the growth and profitability of Graham and its subsidiaries, to attract and retain directors, officers and key management employees of outstanding competence, to provide such directors, officers and key management employees with an equity interest in Graham, and to provide certain directors and key management employees of Graham and its subsidiaries, upon whose efforts Graham is largely dependent for the successful conduct of its business, with an incentive to achieve corporate objectives.

DESCRIPTION OF THE PLAN

     As provided by the terms of the Incentive Plan, 150,000 shares of authorized but unissued Graham common stock (equal to approximately 10% of the total number of outstanding shares of Graham common stock) have been reserved for issuance under the Incentive Plan to Eligible Individuals (as hereinafter defined). The fair market value of the total number of shares reserved under the plan is $1,875,000, based on the closing price of the Company's common stock on June 15, 2001, which was $12.50 per share. Persons eligible to participate include the officers, employees and non-employee directors of Graham and its wholly-owned subsidiaries (the "Eligible Individuals"). The Incentive Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee may, in its discretion, select from among the individuals eligible to participate the persons to whom options will be granted. It is anticipated that options will be granted primarily to officers and key management employees who are in positions having a direct influence on establishing and achieving corporate policies and objectives. The Committee has identified 13 individuals whom it considers to be Eligible Individuals, which includes 5 non-employee directors and the 6 named executive officers.

     Incentive Stock Options ("ISOs") may be granted at an exercise price per share determined by the Committee, which shall not be less than the fair market value of a share of Graham common stock on the date the option is granted and Non-Qualified Stock Options ("NQSOs") may be granted at an exercise per share price determined by the Committee. However, if an ISO is granted to a person who owns more than 10% of the total combined voting power of all outstanding stock of all classes issued by Graham, or any parent or subsidiary thereof ("10% Owner"), the exercise price shall not be less than 110% of the fair market value at the date of the grant. Non-Qualified Stock Options conditionally granted on November 2, 2000 have an exercise price per share of $11.00, which is equal to the final quoted sales price of a share of Graham common stock on the consolidated reporting system of the American Stock Exchange on November 2, 2000. An ISO may be exercised at any time during the option period specified by the Committee. In the event of a Tender Offer or a Change in Control, each as defined in the Incentive Plan, any options granted under the Incentive Plan will become automatically exercisable on the date on which such Tender Offer or Change in Control is deemed to have occurred. The expiration date of an ISO may not be later than the earliest of: (1) a date specified by the Committee; (2) the tenth anniversary of the date the option is granted; (3) the last day of the one-year period following the option holder's death or termination of employment with Graham or a subsidiary of Graham on account of disability; (4) the last day of the three-month period following the option holder's termination of employment for other reasons; or (5) in the case of an ISO granted to a 10% Owner, the last day of the five-year period commencing on the date the Option was granted. Without the approval of the Committee, no option holder may dispose of shares acquired pursuant to the exercise of an ISO until after the later of the second anniversary of the date of the grant of his ISO or the first anniversary of the date on which the shares subject to the option were acquired. A NQSO may be exercised at any time during the option period specified by the Committee. The expiration date may not be later than the tenth anniversary of the date the NQSO is granted. In the event of a tender offer for, or a change of control of, Graham, all outstanding options become exercisable as of the commencement of such tender offer or the effective date of such change of control.

     The Incentive Plan does not provide for Stock Appreciation Rights.

     Non-Qualified Stock Options granted to non-employee directors may be exercised at any time during the option period that begins on the date each option is granted and expires on the earliest of: (1) 10 years from the date of grant of each option; (2) the last day of the three-year period commencing on the date the director ceases to be a director in the case of death, disability or retirement from the Board after age 65; or (3) the last day of the one-year period commencing on the date the director ceases to be a director for other reasons.

     The Board of Directors may amend or terminate the Incentive Plan at any time; provided, however, that any amendment that would materially (1) increase the number of shares that may be issued under the Incentive Plan; (2) increase the benefits accruing under the Incentive Plan; or (3) modify the requirements as to eligibility for options under the Incentive Plan will be subject to approval by the stockholders of Graham. No options may be granted under the Incentive Plan later than November 2, 2010.

     The information set forth under the heading "Stock Options" in this Proxy Statement includes information regarding options that have been granted conditionally, as of November 2, 2000, subject to the approval of the stockholders of Graham.

FEDERAL INCOME TAX CONSEQUENCES

     There are no federal income tax consequences for Graham or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by Graham with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a long-term capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by Graham at the time it is includible in such person's income.

     With respect to the grant of NQSOs, there are no federal income tax consequences for Graham or the option holder at the time of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"). Graham will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.

     The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to ISOs and NQSOs that may be granted under the Incentive Plan. However, state and local taxes may also be significant. In addition, any change in applicable law, regulations or policies may have a material effect on the above discussion. Individual tax treatment depends on the particular circumstances of those individuals granted options under the Incentive Plan and such individuals are advised to consult with tax advisors for specific tax advice.

     The following table provides certain information with respect to the stock options which have been granted under the Incentive Plan, subject to stockholder approval. The table specifies the number of options granted to the Named Executive Officers, the nominees for election as a director and any individual who received five percent of the options granted since the Incentive Plan was adopted by the Board of Directors. The options granted under the Incentive Plan were granted conditionally on November 2, 2000 and will expire no later than November 2, 2010.

                               NEW PLAN BENEFITS

      2000 GRAHAM CORPORATION INCENTIVE PLAN TO INCREASE SHAREHOLDER VALUE
--------------------------------------------------------------------------------

                                                                  DOLLAR             NUMBER OF
                       NAME/POSITION                           VALUE ($)(1)         OPTIONS(2)
--------------------------------------------------------------------------------------------------
Alvaro Cadena, President & CEO                                    $ 9,000              6,000
Josh Bowmaker, Managing Director, Graham Precision Pumps
Limited                                                           $ 4,500              3,000
Joseph P. Gorman, VP - Sales                                      $ 4,500              3,000
J. Ronald Hansen, VP - Finance & Administration; CFO              $ 4,500              3,000
James R. Lines, VP - Marketing                                    $ 4,500              3,000
Stephen P. Northup, VP - Engineering                              $ 4,500              3,000
William A. Smith, Jr., VP - General Counsel                       $ 4,500              3,000
All Executive Officers as a Group                                 $31,500             24,000(3)
All Non-Executive Officer Employees
as a Group                                                        $ 3,000              2,000
All Non-Employee Directors
as a Group                                                        $ 7,500              5,000

---------------

(1) Representing the excess of the market value of the Company's Common Stock on June 15, 2001 ($12.50) over the exercise price of each option ($11.00).

(2) The options granted on November 2, 2000 were granted subject to stockholder approval of the Incentive Plan. Such options were granted with an exercise price of $11.00 per share, the closing market price of the Company's common stock as of November 2, 2000. Such options will become exercisable upon approval of the Incentive Plan by the Company's shareholders. The options which may be granted in 2001 and future years are subject to the exercise of administrative discretion and thus are not determinable at this time.

(3) Options granted to Officers in 2000 were granted under a previously approved plan.

     THE BOARD BELIEVES THAT APPROVAL OF THE INCENTIVE PLAN IS IN THE BEST INTERESTS OF GRAHAM AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE INCENTIVE PLAN. PROXIES SOLICITED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE OR ABSTAIN.

                     COMPARATIVE PERFORMANCE BY THE COMPANY

     This section provides a comparison of the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group over five years. The following chart compares the Common Stock of Graham with (i) the American Stock Exchange Market Value Index (the "AMEX Index") and (ii) a group of public companies, each of which shares a Standardized Industrial Classification code ("SIC Code") with Graham and each of which either competes with Graham as to one or more product lines or one or more market segments ("Selected Peer Group Manufacturers"). The chart assumes an investment of $100 on March 31, 1996 in each of the Common Stock, the stocks comprising the AMEX Index and the stocks of the Selected Peer Group Manufacturers.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG GRAHAM CORPORATION COMMON
  STOCK, AMEX MARKET VALUE INDEX AND SELECTED PEER GROUP MANUFACTURERS(1,2,3)

                                  [LINE GRAPH]

                                                   GRAHAM CORPORATION              PEER GROUP                AMEX COMPOSITE
                                                   ------------------              ----------                --------------
31-March-96                                                 100                         100                         100
31-March-97                                              147.37                       87.65                       98.06
31-March-98                                              171.71                      125.39                       136.7
31-March-99                                               84.21                        63.5                      135.64
31-March-00                                               73.68                       54.57                      194.96
31-March-01                                               94.21                       89.97                      170.61

                                                              CUMULATIVE TOTAL RETURN
                                 ---------------------------------------------------------------------------------
                                 31-MARCH-96   31-MARCH-97   31-MARCH-98   31-MARCH-99   31-MARCH-00   31-MARCH-01
Graham Corporation.............    100.00        147.37        171.71         84.21         73.68         94.21
Amex Composite.................    100.00         98.06        136.70        135.64        194.96        170.61
Peer Group.....................    100.00         87.65        125.39         63.50         54.57         89.97

---------------

(1) The total return for each of the Company's Common Stock, the Index and the Selected Peer Group Manufacturers assumes the reinvestment of dividends.

(2) The AMEX Index tracks the aggregate price performance of equity securities of companies traded on the American Stock Exchange. The Company's Common Stock is traded on the AMEX.

(3) The Selected Peer Group Manufacturers consists of the following manufacturing companies: Flowserve Corp. (formerly Duriron Co., Inc.), Paul Mueller Co., and Selas Corp. of America.

                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed, subject to ratification by the stockholders, Deloitte & Touche LLP as auditors of Graham for the fiscal year ending March 31, 2002. The appointment was made upon the recommendation and approval of the Audit Committee. The Board of Directors recommends that the stockholders vote "FOR" such ratification.

     A representative of Deloitte & Touche LLP is expected to attend the meeting and be available to answer appropriate questions and will have an opportunity to make a statement if he so desires.

                                   AUDIT FEES

     Deloitte & Touche LLP billed $53,435 in aggregate fees for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the registrant's Forms 10-Q for that fiscal year.

                         FINANCIAL INFORMATION SYSTEMS
                         DESIGN AND IMPLEMENTATION FEES

     For the most recent fiscal year, Deloitte & Touche LLP billed for no services described in Paragraph (c) (4) (ii) of Rule 2-01 of Regulation S-X.

                                 ALL OTHER FEES

     Aggregate fees billed by Deloitte & Touche LLP for services other than audit fees for the most recent fiscal year were $31,921.

     The Audit Committee of the Board of Directors has considered whether the provision of the services described above is compatible with maintaining the principal accountant's independence and is satisfied that it is.

                                 OTHER MATTERS

     Management does not intend to bring any business before the Meeting other than those matters set forth in the preceding Notice of Annual Meeting of Stockholders. Management knows of no other matters to be brought before the Meeting. However, if any other matters should properly come before the Annual Meeting, or at any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy, as the Proxies for the shares represented thereby, to vote on such matters as they, in their discretion, may determine.

                             STOCKHOLDER PROPOSALS
                         FOR NEXT YEAR'S ANNUAL MEETING

     Any stockholder wishing to have a proposal considered for inclusion in next year's Proxy Statement should send such proposal in writing to the Secretary of Graham at 20 Florence Avenue, Batavia, New York 14020 on or before March 1, 2002. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Any stockholder who intends to propose any other matter to be acted upon at the 2002 Annual Meeting of Stockholders must inform the Company no later than May 24, 2002. If notice is not provided by that date, the persons named on the Company's Proxy for the 2002 Annual Meeting will be allowed to exercise their discretion to vote upon any such proposal without the matter having been discussed in the Proxy Statement for the 2002 Annual Meeting.

                                 ANNUAL REPORT

     A copy of the Annual Report of Graham containing financial statements for the fiscal year ended March 31, 2001, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement.

     A copy of Graham's Annual Report on form 10-K is available upon request to the Company.

     The executive offices of Graham are located at 20 Florence Avenue, Batavia, New York 14020.

                                        By Order of the Board of Directors

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer

                                                                      APPENDIX A

                     2000 GRAHAM CORPORATION INCENTIVE PLAN
                                       TO
                           INCREASE SHAREHOLDER VALUE

                        EFFECTIVE AS OF NOVEMBER 2, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                   ARTICLE I
                                    PURPOSE
SECTION 1.1   GENERAL PURPOSE OF THE PLAN.................................  A-1

                                   ARTICLE II
                                  DEFINITIONS
SECTION 2.1   AMENDMENT...................................................  A-1
SECTION 2.2   BOARD.......................................................  A-1
SECTION 2.3   CHANGE IN CONTROL OF GRAHAM CORPORATION.....................  A-1
SECTION 2.4   CODE........................................................  A-1
SECTION 2.5   COMMITTEE...................................................  A-1
SECTION 2.6   CORPORATION.................................................  A-1
SECTION 2.7   DISABILITY..................................................  A-2
SECTION 2.8   EFFECTIVE DATE..............................................  A-2
SECTION 2.9   ELIGIBLE INDIVIDUAL.........................................  A-2
SECTION 2.10  EXERCISE PRICE..............................................  A-2
SECTION 2.11  FAIR MARKET VALUE...........................................  A-2
SECTION 2.12  GRAHAM CORPORATION..........................................  A-2
SECTION 2.13  INCENTIVE STOCK OPTION......................................  A-2
SECTION 2.14  NON-QUALIFIED STOCK OPTION..................................  A-2
SECTION 2.15  OPTION......................................................  A-2
SECTION 2.16  OPTION PERIOD...............................................  A-2
SECTION 2.17  PERSON......................................................  A-2
SECTION 2.18  PLAN........................................................  A-2
SECTION 2.19  SHARE.......................................................  A-2
SECTION 2.20  TENDER OFFER................................................  A-2

                                  ARTICLE III
                                 ADMINISTRATION
SECTION 3.1   COMMITTEE...................................................  A-3
SECTION 3.2   COMMITTEE ACTION............................................  A-3
SECTION 3.3   COMMITTEE RESPONSIBILITIES..................................  A-3

                                   ARTICLE IV
                                 STOCK OPTIONS
SECTION 4.1   IN GENERAL..................................................  A-3
SECTION 4.2   AVAILABLE SHARES............................................  A-4
SECTION 4.3   EFFECT OF TERMINATION WITHOUT PURCHASE......................  A-4
SECTION 4.4   SIZE OF OPTION..............................................  A-4
SECTION 4.5   EXERCISE PRICE..............................................  A-4
SECTION 4.6   OPTION PERIOD FOR EMPLOYEES.................................  A-4
SECTION 4.7   OPTION PERIOD FOR NON-EMPLOYEE DIRECTORS....................  A-5
SECTION 4.8   METHOD OF EXERCISE..........................................  A-5
SECTION 4.9   LIMITATIONS ON OPTIONS......................................  A-5
SECTION 4.10  ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS..........  A-6

                                                                            PAGE
                                                                            ----
                                   ARTICLE V
                      NO APPRECIATION RIGHTS TO BE GRANTED
SECTION 5.1   IN GENERAL..................................................  A-6

                                   ARTICLE VI
                           AMENDMENT AND TERMINATION
SECTION 6.1   TERMINATION.................................................  A-6
SECTION 6.2   AMENDMENT...................................................  A-6
SECTION 6.3   ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.......  A-6

                                  ARTICLE VII
                                 MISCELLANEOUS
SECTION 7.1   STATUS AS AN EMPLOYEE BENEFIT PLAN..........................  A-7
SECTION 7.2   NO RIGHT TO A CONTINUATION OF SERVICE.......................  A-7
SECTION 7.3   CONSTRUCTION OF LANGUAGE....................................  A-7
SECTION 7.4   GOVERNING LAW...............................................  A-7
SECTION 7.5   HEADINGS....................................................  A-7
SECTION 7.6   NON-ALIENATION OF BENEFITS..................................  A-7
SECTION 7.7   TAXES.......................................................  A-7
SECTION 7.8   APPROVAL OF STOCKHOLDERS....................................  A-7
SECTION 7.9   NOTICES.....................................................  A-8

                   2000 GRAHAM CORPORATION INCENTIVE PLAN TO
                           INCREASE SHAREHOLDER VALUE

                                   ARTICLE I
                                    PURPOSE

     SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

     The purpose of the Plan is to increase shareholder value by promoting the growth and profitability of the Corporation; to provide certain directors and key executives of the Corporation with an incentive to achieve corporate objectives; to attract and retain directors and key executives of outstanding competence; and to provide such directors and executives with an equity interest in the Corporation.

                                   ARTICLE II
                                  DEFINITIONS

     The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

     SECTION 2.1 AMENDMENT means amendment of this Plan pursuant to section 6.

     SECTION 2.2 BOARD means the board of directors of Graham Corporation.

     SECTION 2.3 CHANGE IN CONTROL OF GRAHAM CORPORATION means any of the following events:

          (a) the reorganization, merger or consolidation of Graham Corporation with one or more other Persons, other than a transaction following which at least 51% of the ownership interests of the institution resulting from such transaction are owned by Persons who, immediately prior to such transaction, owned at least 51% of the outstanding voting shares of Graham Corporation;

          (b) the acquisition of substantially all of the assets of Graham Corporation or more than 25% of the voting shares of Graham Corporation by any Person or by any Persons acting in concert; or

          (c) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

             (i) individuals who were members of the Board on the Effective
        Date: or

             (ii) individuals who first became members of the Board after the Effective Date either:

               (A) upon election to serve as a member of the Board by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first election; or

               (B) upon election by the stockholders of Graham Corporation to serve as a member of the Board, but only if nominated for election by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first nomination; provided, however, that no benefit conferred under the Plan, or under the terms of any Option granted under the Plan, solely as a result of the occurrence of a Change in Control of Graham Corporation shall be conferred upon any Person, or any member of the group of Persons, who makes an acquisition described in section 2.3(b) and for purposes of this proviso, the term Change in Control of Graham Corporation as applied to such a Person shall not include any acquisition made by such Person or by any group of Persons of which he is a member.

     SECTION 2.4 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

     SECTION 2.5 COMMITTEE means the Compensation Committee as described in, and subject to the qualifications of, section 3.1.

     SECTION 2.6 CORPORATION means Graham Corporation and any successor thereto, and, with the prior approval of the Board and subject to such terms and conditions as may be imposed by the Board, any other corporation or other business organization.

     SECTION 2.7 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Corporation which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

     SECTION 2.8 EFFECTIVE DATE means November 2, 2000.

     SECTION 2.9 ELIGIBLE INDIVIDUAL means any individual whom the Committee may determine to be a key employee, or non-employee director, of the Corporation and selected to receive a grant of an Option pursuant to the Plan.

     SECTION 2.10 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 4.5.

     SECTION 2.11 FAIR MARKET VALUE means with respect to a Share on a specified date:

          (a) the final quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

          (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

          (c) if sections 2.13(a) and (b) are not applicable, the fair market value of a Share as the committee may determine.

     SECTION 2.12 GRAHAM CORPORATION means Graham Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

     SECTION 2.13 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted pursuant to section 4.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

     SECTION 2.14 NON-QUALIFIED STOCK OPTION means a right to purchase Shares
(a) that is granted pursuant to section 4.1, that is designated by the Committee to be a Non-Qualified Stock Option and that is not intended to satisfy the requirements of section 422 of the Code or (b) that is granted to a non-employee director.

     SECTION 2.15 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

     SECTION 2.16 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 4.6.

     SECTION 2.17 PERSON means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization.

     SECTION 2.18 PLAN means the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value, as amended from time to time. The Plan may be referred to as the "1999 Graham Corporation Incentive Plan to Increase Shareholder Value."

     SECTION 2.19 SHARE means a share of common stock of Graham Corporation.

     SECTION 2.20 TENDER OFFER shall have the meaning given to such term under section 14 of the Securities Exchange Act of 1934, as amended; provided, however, that an offer to purchase Shares made directly to the holder of such Shares by any Person, or by any Persons acting in concert, shall not constitute a Tender Offer within the meaning of this section 2.22 unless such offer, if successful, would result in a Change in Control of Graham Corporation; and provided, further, that no benefit conferred under the Plan, or under the terms of any Option granted under the Plan, solely as a result of the commencement of a Tender Offer to purchase Shares shall be conferred upon any Person, or any member of the group of Persons, who makes a Tender Offer to purchase Shares and for purposes of the proviso, the term Tender Offer as applied to such a Person shall not include any offer to purchase Shares made by such Person or by any group of Persons of which he is a member.

                                  ARTICLE III
                                 ADMINISTRATION

     SECTION 3.1 COMMITTEE.

     The Plan shall be administered by the Compensation Committee of the Board (or any successor committee of the Board).

     SECTION 3.2 COMMITTEE ACTION.

     The Committee shall hold meetings, at least annually, and may make such administrative rules and regulations as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Corporation and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

     SECTION 3.3 COMMITTEE RESPONSIBILITIES.

     Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options to be granted, and the terms and conditions thereof;

          (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE IV
                                 STOCK OPTIONS

     SECTION 4.1 IN GENERAL.

     Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. Any such Option shall be evidenced by a written document which shall:

          (a) designate the Option as either an Incentive Stock Option or a Non-Qualified Stock Option;

          (b) specify the number of Shares subject to the Option;

          (c) specify the Exercise Price, determined in accordance with section 4.5;

          (d) specify the Option Period determined in accordance with section
     4.6;

          (e) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

          (f) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

     SECTION 4.2 AVAILABLE SHARES.

     Subject to section 6.3, the maximum aggregate number of Shares with respect to which Options may be granted to Eligible Individuals at any time shall be equal to the excess of:

          (a) 150,000 Shares; over

          (b) the sum of:

             (i) the number of Shares with respect to which Options previously granted to Eligible Individuals under this Plan may then or may in the future be exercised; plus

             (ii) the number of Shares with respect to which Options previously granted to Eligible Individuals under this Plan have been exercised.

     SECTION 4.3 TERMINATION WITHOUT PURCHASE.

     For purposes of section 4.2, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of the related Shares.

     SECTION 4.4 SIZE OF OPTION.

     Subject to section 4.2, 4.3 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion.

     SECTION 4.5 EXERCISE PRICE.

     The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion; provided, however, that in the case of an Incentive Stock Option, the Exercise Price per Share shall in no event be less than:

          (a) if, at the time an Incentive Stock Option is granted, the Person to whom it is granted owns more than 10% of the total combined voting power of all outstanding stock of all classes issued by Graham Corporation or any parent or subsidiary thereof, 110% of the Fair Market Value of a Share on the date the Option is granted, and

          (b) in all other cases, 100% of the Fair Market Value of a Share on the date the Option is granted.

     SECTION 4.6 OPTION PERIOD FOR EMPLOYEES.

     The Option Period during which an Option granted to an Eligible Individual may be exercised shall commence on the date specified by the Committee in the document evidencing the Option and shall expire on the earliest of:

          (a) the date specified by the Committee in the document evidencing the Option;

          (b) in the case of an Incentive Stock Option, the last day of the three-month period commencing on the date of the Option holder's termination of employment with the Corporation other than on account of death or Disability;

          (c) in the case of an Incentive Stock Option, the last day of the one-year period commencing on the date of the Option holder's death or Disability;

          (d) in the case of an Incentive Stock Option granted to a Person who, on the date the Option was granted, owned more than 10% of the total combined voting power of all outstanding stock of all classes issued by Graham Corporation or any parent or subsidiary thereof, the last day of the five-year period commencing on the date the Option was granted; and

          (e) the last day of the ten-year period commencing on the date on which the Option was granted; provided, however, that in the event of a tender Offer or a Change in Control of Graham Corporation while there is outstanding any Option granted to an Eligible Individual with respect to which an Option Period has not commenced, such Option Period shall automatically commence on the earliest date on which the Tender Offer or Change in Control of Graham Corporation is deemed to have occurred. The Option Period during which an Option granted to a non-employee director may be exercised shall be determined in accordance with section 4.7.

     SECTION 4.7 OPTION PERIOD FOR NON-EMPLOYEE DIRECTORS.

     The Option Period during which an Option granted to a non-employee director under this section 4.7 may be exercised shall commence on the date specified by the Committee in the document evidencing the Option and shall expire on the earliest of:

          (a) the last day of the one-year period commencing on the date the non-employee director ceases to be a member of the Board for reasons other than on account of death, Disability or retirement as a member of the Board after age 65;

          (b) the last day of the three-year period commencing on the date the non-employee director ceases to be a member of the Board on account of death, Disability or retirement as a member of the Board after age 65; or

          (c) the last day of the ten-year period commencing on the date on which the Option was granted.

     SECTION 4.8 METHOD OF EXERCISE.

     (a) Subject to the limitations of the Plan and the document evidencing an Option, an Option holder may, at any time during the Option Period, exercise his right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased shall be 100, or, if less, the total number of Shares relating to the Options which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

          (ii) delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

          (iii) satisfying such other conditions as may be prescribed in the document evidencing the Option. Payment shall be made in (A) United States dollars in cash or by certified check, money order or bank draft drawn payable to the order of Graham Corporation, (B) Shares duly endorsed for transfer and with all necessary stock transfer tax stamps attached, already owned by the Option holder and having a fair market value equal to the Exercise Price, such fair market value to be determined in such manner as may be provided by the Committee or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations, or (C) a combination of United States dollars and such Shares. The date of exercise shall be the date specified in the notice referred to in section 4.8(a)(i), or if no date is specified, the date on which such notice is delivered to the Committee.

     (b) When the requirements of section 4.8(a) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of Graham Corporation, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 6.3.

     SECTION 4.9 LIMITATIONS ON OPTIONS.

     (a) An Option by its terms shall not be transferable by the Option holder other than by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of the Option holder, only by the Option holder.

     (b) Graham Corporation's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. Graham Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

     SECTION 4.10 ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.

     In addition to the limitations of section 4.9, an Option designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

          (a) no Incentive Stock Option shall provide any individual with a right to purchase Shares if that right first becomes exercisable during a prescribed calendar year and if the sum of:

             (i) The Fair Market Value (determined as of the date of the grant) of the Shares subject to such Incentive Stock Option which first becomes available for purchase during such calendar year; plus

             (ii) the Fair Market Value (determined as of the date of grant) of all Shares subject to the Incentive Stock Options previously granted to such individual which first become available for purchase during such calendar year; exceeds $100,000; and

          (b) except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                   ARTICLE V
                      NO APPRECIATION RIGHTS TO BE GRANTED

     SECTION 5.1 IN GENERAL.

     No stock appreciation rights may be granted pursuant to this Plan.

                                   ARTICLE VI
                           AMENDMENT AND TERMINATION

     SECTION 6.1 TERMINATION.

     The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date.

     SECTION 6.2 AMENDMENT.

     The Board may amend or revise the Plan in whole or in part at any time; provided, however, that if and to the extent required by any law, rule or regulation of any governmental unit having jurisdiction over Graham Corporation, or by any private or quasi-governmental body to whose jurisdiction Graham Corporation has chosen to subject itself, the effectiveness of any amendment or revision shall be conditioned on the approval thereof by the stockholders of Graham Corporation.

     SECTION 6.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

     (a) In the event of any merger, consolidation or other business reorganization in which Graham Corporation is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

     (b) In the event of any merger, consolidation, or other business reorganization in which Graham Corporation is not the surviving entity:

          (i) any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to each Option holder in advance of the effective date of such event; and

          (ii) any Option which is not canceled pursuant to section 6.3(b)(i) shall be adjusted in such manner as the Committee shall deem appropriate to account for such merger, consolidation or other business reorganization.

                                  ARTICLE VII
                                 MISCELLANEOUS

     SECTION 7.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

     This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

     SECTION 7.2 NO RIGHT TO A CONTINUATION OF SERVICE.

     Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any member of the Board any right to a continuation of membership on the board of directors of the corporation or any subsidiary or affiliate thereof or upon any employee any right to a continuation of employment by the Corporation or any subsidiary or affiliate thereof. The continuation of service of any member of the board of directors and the continued employment of any employee shall be subject to the same terms and conditions that would apply from time to time if the Plan had not been adopted.

     SECTION 7.3 CONSTRUCTION OF LANGUAGE.

     Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

     SECTION 7.4 GOVERNING LAW.

     The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

     SECTION 7.5 HEADINGS.

     The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

     SECTION 7.6 NON-ALIENATION OF BENEFITS.

     The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

     SECTION 7.7 TAXES.

     The Corporation shall have the right to deduct from all amounts paid by the Corporation in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Corporation shall have the right to require such Person to pay the Corporation the amount of any tax which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

     SECTION 7.8 APPROVAL OF STOCKHOLDERS.

     All Options granted pursuant to Article IV of the Plan shall be conditioned on the approval of the Plan by the stockholders of Graham Corporation on or prior to the date of the first annual meeting of such stockholders. No Option granted under the Plan shall be effective, nor shall any such Option be exercised or any Shares issued or purchased upon exercise, prior to such approval.

     SECTION 7.9 NOTICES.

     Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a) If to the Compensation Committee:

                          Graham Corporation
                          20 Florence Avenue
                          Batavia, New York 14020
                          Attention: GENERAL COUNSEL

          (b) If to an Option holder, to the Option holder's address as shown in the Corporation's personnel records.

                                                                      APPENDIX B

                               GRAHAM CORPORATION
                            AUDIT COMMITTEE CHARTER

ROLE AND INDEPENDENCE

     The Audit Committee of the board of directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Corporation and other such duties as directed by the Board. The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet director independence requirements for serving on audit committees as set forth in the corporate governance standards of the American Stock Exchange. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

     The board of directors shall appoint one member of the Audit Committee as chairman. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairman will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

RESPONSIBILITIES

     The Audit Committee's primary responsibilities include:

          - Recommending to the Board the independent accountant to be selected or retained to audit the financial statements of the Corporation. In so doing, the Committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may affect the auditor's independence, and recommend to the board any actions necessary to oversee the auditor's independence.

          - Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

          - Providing guidance and oversight to the internal audit activities of the Corporation including reviewing the organization, plans and results of such activity.

          - Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the company's audited financial statements in the company's annual report on Form 10-K.

          - Reviewing with management and the independent auditor the quarterly financial information prior to the company's filing on Form 10-Q. This review may be performed by the Committee or its chairman.

          - Discussing with management, the internal auditors and the external auditors the quality and adequacy of the company's internal controls.

          - Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

          - Reporting Audit Committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

MATTERS OUTSIDE THE SCOPE OF COMMITTEE'S RESPONSIBILITY

     It is not intended for the Audit Committee to be responsible for any of the following matters, and no provision of this charter should be so construed:

          - planning, directing or conducting audits;

          - determining whether the company's financial statements are complete and accurate and in accordance with generally accepted accounting principles;

          - resolving disagreements between management and the independent auditors; or

          - ensuring compliance with laws and regulations or any business ethics policies adopted by the company.

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020
                               www.grahamcorp.com

    EMPLOYEE BENEFITS COMMITTEE

                                                                   June 29, 2001



    Dear Plan Accountholder:

             The Employee Stock Ownership Plan of Graham Corporation ("ESOP") and the Incentive Savings Plan of Graham Corporation ("ISP") have related trusts (the "ESOP Trust" and the "ISP Trust," respectively) which own common stock of Graham Corporation ("Graham"). Chase Bank, as trustee of the ESOP ("ESOP Trustee") and Manufacturers and Traders Trust Company, as trustee of the ISP ("ISP Trustee") are stockholders of Graham and may vote on matters presented for stockholder action at Graham's 2001 Annual Meeting of Stockholders scheduled to be held on July 26, 2001 ("Annual Meeting").

             The ESOP Trust and the ISP Trust provide that in casting their votes at the 2001 Annual Meeting, the ESOP Trustee and the ISP Trustee are to follow directions given by Graham's Employee Benefits Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of June 15, 2001 and the Company Stock Fund of the ISP ("Company Stock Fund") as of June 15, 2001.

             The records for the ESOP and the ISP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card ("Instruction Card") and returning it in the envelope provided to the Burke Group, which maintains the records for these plans. The Instruction Card lets you give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects the Burke Group to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP Trustee and the ISP Trustee.

             The voting of the common stock held by the ESOP Trust and the ISP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP Trustee and the ISP Trustee how to vote. The remainder of this letter describes the voting procedures which the Committee expects to follow for the 2001 Annual Meeting.

             How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; whether you had an interest in the ESOP Trust or the Company Stock Fund on the proper date; and how large your interest was, as follows:

    ANTICIPATED PROPOSALS

             If Graham Common Stock Was Allocated to Your Account Under the ESOP Trust as of June 15, 2001:

             In general, the ESOP Trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of June 15, 2001 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of June 15, 2001. If you do not file the Instruction Card by July 16, 2001, you will be deemed to have instructed the ESOP Trustee to ABSTAIN as to all proposals.

             If You Had an Interest in the Company Stock Fund as of June 15,
    2001:

             In general, the ISP Trustee will be directed to vote the Graham common stock held by the Company Stock Fund by casting votes FOR and AGAINST each proposal specified on the reverse side of the Instruction Card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by the individuals who are entitled, under the ISP, to give instructions. The instructions given by each individual are weighted according to the value of his respective interest in the Company Stock Fund as of June 15, 2001. The Instruction Card shows the approximate number of shares of Graham common stock (if any) -- and thus the approximate number of votes -- represented by your interest in the Company Stock Fund as of June 15, 2001. For purposes of the ISP, if you do not file the Instruction Card by July 16, 2001, or if you ABSTAIN as to a proposal, your instructions will not count.

    UNANTICIPATED PROPOSALS

             It is possible, although very unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the 2001 Annual Meeting. If this should happen, the ESOP Trustee and the ISP Trustee will be instructed to vote upon such matters in their discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

             Your interest in the ESOP Trust or in the ISP Trust offers you the opportunity to participate, as do Graham's stockholders, in decisions that affect Graham's future, and we encourage you to take advantage of it. To help you decide how to complete the Instruction Card, enclosed is a copy of the Proxy Statement that is being furnished to all holders of Graham common stock in connection with the 2001 Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust or in the Company Stock Fund.

             If you have questions regarding the terms of the ESOP or the ISP, or how to complete the Instruction Card, please call J. Ronald Hansen, Vice President-Finance & Administration at (716) 343-2216.

                                                    Sincerely,


                                                    EMPLOYEE BENEFITS COMMITTEE
                                                      OF GRAHAM CORPORATION
    Enclosure

GRAHAM CORPORATION                              CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                      AS A NAMED FIDUCIARY FOR EACH OF THE
               EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION
                                     AND THE
                  INCENTIVE SAVINGS PLAN OF GRAHAM CORPORATION
                             (TOGETHER, THE "PLANS")
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 26, 2001


                  The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in one or both of the Plans (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the respective Trustees of the Plans to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the respective Trustees of the Plans, in their capacities as Trustees, as of June 15, 2001 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on July 26, 2001 at 11:00 a.m., or at any adjournment thereof.

                  As to the nominee and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated June 29, 2001, the Committee will give voting directions to the Trustees of the Plans. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 29, 2001.

                  As to other matters which may properly come before the Annual Meeting, the Trustees will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                  The instructions set forth on the reverse side hereof will be taken into account as described above in directing the respective Trustees of the Plans how to vote the Shares of the Corporation held by them as of the Record Date in their capacities as Trustees, provided this card is received by the Burke Group by July 16, 2001.

                  PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3.

---------------------------         --------------------------
ESOP COMMON (as of 6/15/01)         ISP COMMON (as of 6/15/01)        PLEASE MARK YOUR CHOICE LIKE THIS [ X ]: IN BLUE OR BLACK INK.

====================================================================================================================================

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSALS 2 AND 3.
-----------------------------------------------------------------------------------------------------------------------------------


1.   Election of Directors                            2.   Approval of the 2000 Graham       3.   Ratification of the appointment
                                                           Corporation Incentive Plan to          of Deloitte & Touche LLP as
     FOR A THREE-YEAR TERM       FOR      WITHHOLD         Increase Shareholder Value.            independent accountants for the
                                                                                                   period April 1, 2001 through
     Jerald D. Bidlack           [  ]       [  ]                                                   March 31, 2002.
     Philip S. Hill              [  ]       [  ]
                                                           FOR      AGAINST     ABSTAIN*             FOR      AGAINST    ABSTAIN*
                                                           [  ]      [  ]         [  ]               [  ]       [  ]       [  ]





-----------------------------------------------------------------------------------------------------------------------------------
4.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
     Meeting or any adjournment thereof.

===================================================================================================================================

[                                              ]            The undersigned hereby instructs the Committee to direct the Trustee of the Plan to vote in accordance with the voting instructions indicated
                                                            above and hereby acknowledges receipt of the letter from the Committee dated June 29, 2001, a Notice of Annual Meeting of Stockholders of
                                                            Graham Corporation and a Proxy Statement for the Annual Meeting.


                                                            Date
                                                            -----------------------------------------------------------------------


                                                            Signature
                                                            -----------------------------------------------------------------------


                                                            Signature
                                                            -----------------------------------------------------------------------

[                                              ]            Please sign exactly as your name appears on this instruction. Each owner of shares held jointly must sign this voting instruction. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.

                                                            *    For purposes of the unallocated Shares held by the Employee Stock
                                                                 Ownership Plan, abstention is equivalent to not voting.


GRAHAM CORPORATION                             CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                          AS A NAMED FIDUCIARY FOR THE
          EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION ("PLAN")
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 26, 2001


                  The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the Trustee of the Plan, in its capacity as Trustee, as of June 15, 2001 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on July 26, 2001 at 11:00 a.m., or at any adjournment thereof.

                  As to the nominee and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated June 29,2001, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 29, 2001.

                  As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                  The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by the Burke Group by July 16, 2001.


           PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON
            THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3.


--------------------------
ESOP COMMON (as of 6/15/01)                                              PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

====================================================================================================================================

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSALS 2 AND 3.
------------------------------------------------------------------------------------------------------------------------------------

1.   Election of Directors                    2.   Approval of the 2000 Graham        3.   Ratification of the appointment of
                                                   Corporation Incentive Plan to           Deloitte & Touche LLP as
                                                   Increase Shareholder Value.             independent accountants for the
                                                                                           period April 1, 2001 through March
                                                                                           31, 2002.
FOR A THREE-YEAR TERM   FOR      WITHHOLD

     Jerald D. Bidlack  [  ]      [  ]
     Philip S. Hill     [  ]      [  ]
                                                   FOR     AGAINST       ABSTAIN*          FOR           AGAINST           ABSTAIN*

                                                   [ ]       [ ]           [ ]             [ ]             [ ]               [ ]
                                                   [ ]       [ ]           [ ]             [ ]             [ ]               [ ]


4.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

====================================================================================================================================


[                                                         ]                     The undersigned hereby instructs the Committee to
                                                                                direct the Trustee of the Plan to vote in accordance
                                                                                with the voting instructions indicated above and
                                                                                hereby acknowledges receipt of the letter from the
                                                                                Committee dated June 29, 2001, a Notice of Annual
                                                                                Meeting of Stockholders of Graham Corporation and a
                                                                                Proxy Statement for the Annual Meeting.


                                                                                Date
                                                                                ----------------------------------------------------



                                                                                Signature
                                                                                ----------------------------------------------------



                                                                                Signature
                                                                                ----------------------------------------------------

[                                                         ]                     Please sign exactly as your name appears on this
                                                                                instruction. Each owner of shares held jointly must
                                                                                sign this voting instruction. If signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please include your full title. Corporate
                                                                                proxies must be signed by an authorized officer.


                                                                                * For purposes of the unallocated Shares held by the
                                                                                  Employee Stock Ownership Plan, abstention is
                                                                                  equivalent to not voting.

PROXY 2001

                               GRAHAM CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints H. Russel Lemcke and Cornelius S. Van Rees, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 26, 2001 at 11:00 a.m., and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting:

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the nominees, FOR the approval of the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value and FOR ratification of the appointment of auditors.

                              *FOLD AND DETACH HERE  *


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES, FOR THE APPROVAL OF          Please mark
THE 2000 GRAHAM CORPORATION INCENTIVE PLAN TO INCREASE SHAREHOLDER                      your votes as
VALUE  AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.                 indicated in   [X]
                                                                                        this example


1. Election of Directors                                 Jerald D. Bidlack to serve until 2004

       FOR all nominees             WITHHOLD             Philip S. Hill to serve until 2004
      listed to the right          AUTHORITY
      (except as marked      to vote for all nominees    (Instruction: To withhold authority to vote for any individual nominee,
        to the contrary)       listed to the right        write that nominee's name on the space provided below.)

             [ ]                       [ ]

2. Approval of the 2000 Graham     3. Ratification of the appointment         4. In their discretion, to vote upon
   Corporation Incentive Plan         of Deloitte & Touche LLP as                all other matters as may be properly
   to Increase Shareholder Value.     independent accountants for the            brought before the meeting.
                                      fiscal year ending March 31, 2002.

   FOR      AGAINST      ABSTAIN      FOR        AGAINST     ABSTAIN
   [ ]        [ ]          [ ]        [ ]          [ ]         [ ]


                                                                              Date:________________________________________, 2001

                                                                              ___________________________________________________

                                                                              ___________________________________________________
                                                                              (Signature or Signatures)


                                                                              Please sign exactly as name(s) appears on
                                                                              this proxy and return it promptly whether
                                                                              you plan to attend the meeting or not. If
                                                                              you do attend, you may, of course, vote in
                                                                              person. The space below may be used for any
                                                                              questions or comments you may have.


                                                                              *To help our preparation for the meeting,
                                                                              please check here if you plan to attend.



                                              *FOLD AND DETACH HERE *
